UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22572

Destra Multi-Alternative Fund

(Exact name of registrant as specified in charter)

444 West Lake Street, Suite 1700

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

444 West Lake Street, Suite 1700

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 843-6161

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Item 1. Reports to Stockholders.

(a)

Destra Multi-Alternative Fund

Annual Report

February 28, 2021

Effective January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.destracapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), through the Fund’s transfer agent by calling the Fund toll-free at 844-9DESTRA (933-7872), or if you are a direct investor, by enrolling at www.destracapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call toll-free at 844-9DESTRA (933-7872) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Destra Fund Complex if you invest directly with the Fund.

Dear Shareholder,

2020 was a difficult year from almost any perspective and will be remembered for bringing the largest global pandemic in nearly a century. Yet, we also got to witness some the miracles of modern science and medicine in the stunningly fast response to COVID-19, with development and delivery of vaccines worldwide.

Thanks to an aggressive effort of many of the drug companies, supported by government actions around the world, a number of effective COVID vaccines have been developed and approved in record time, in fact at the time of this letter nearly 150 million doses in the US have been administered, and 50 million people are now fully vaccinated. Worldwide, over 565 million doses have been administered through the end of March, 2021.

First the shock and tragedy of the global pandemic, then the stunningly powerful market rally in the second half of 2020, serve as the backdrop for the reporting period for the Destra Multi-Alternative Fund’s (the “Fund”) Fiscal Year, ending on February 28, 2021. At the beginning of the Fund’s Fiscal Year, March 1, 2020, stocks were experiencing a sharp decline, slumping over 30% in response to the spreading pandemic, ending perhaps the longest bull market in history. The fear of a global shutdown dominated the financial world. Yet by the end of March 2020, the bull charged back beginning another run that finished 2020 up over 18%, as unprecedented levels of fiscal and monetary policy flooded the market from governments and central banks globally. With the wild ride we experienced in the markets in 2020, the need for diversification through low correlations, and favorable risk adjusted returns, was never so obvious.

At the height of the February – March 2020 global panic, the S&P 500 Index declined over 34% sending shockwaves through the market and many portfolios. During the same stretch, The Fund was down a mere -15%, less than half the decline experienced by the S&P 500. During that same period, many liquid alternatives such as BDCs1, Commodities2, MLPs3, and Real Estate4 were down -57%, -19%, -59%, and -63%, respectively.

For the Fiscal Year, March 1, 2020 to February 28, 2021, the Fund was down 1.80%, which lagged both stocks +31.29% as represented by the S&P 500 Index and bonds +1.38% as represented by the Bloomberg Barclays Aggregate Index. The Fund’s long term risk-adjusted performance has been very good, as measured by the Sharpe Ratio5 compared to many other alternative indexes.

In the report that follows is a detailed commentary from the portfolio management team at Validus Growth Investors (the Fund’s Sub-Adviser) for the Fiscal Year period which discusses performance, their work in managing the Fund’s portfolio through the tumultuous pandemic market of 2020, as well as their outlook for 2021 and beyond. We encourage you to read this document carefully, as it is the most detailed assessment of your investment each year and holds important information for you about the organization, management, and financial condition of your Fund.

Thank you for your investment in the Fund. We look forward to reporting to you again in the future and hope that you and your family are safe and stay healthy in this extraordinary time.

Sincerely,

Robert A. Watson, CFP®

President

Destra Capital Advisors LLC

1      Wells Fargo Business Development Company TR Index

²   Bloomberg Commodity TR Index

3      Alerian MLP TR Index

4      FTSE Nareit Mortgage REITs TR Index

5      The Sharpe Ratio is the average return earned in excess of the risk-free rate per unit of volatility or total risk. Volatility is a measure of the price fluctuations of an asset or portfolio.

Destra multi-alternative fund
Risk Disclosure
As of February 28, 2021 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 844-9DESTRA (933-7872) or access our website at www.destracapital.com.

Destra multi-alternative fund
Manager’s Commentary (unaudited)

Validus Growth Manager Discussion & Analysis

Investment Environment

What a year! When looking back our Fiscal 2021 (March 1, 2020 – February 28, 2021), at the start, we saw the painful and extreme market selloff driven by the COVID-19 global pandemic, followed shortly thereafter by one of the most impressive fiscal- and monetary-fueled bounce-backs in recent memory. As we were writing this commentary last year, we were still in the midst of a barrage of fears and panic around the myriad of unknowns and a very uncertain future. Few, including us, could have predicted then just how incredibly markets shake off such “dire” events so quickly and focus on the “inevitable” positives of reopening, sending equities in some cases to multiples of their historical all-time highs. This all occurred despite interim flare-ups of concerns around rampant unemployment, future inflation levels, a contentious election cycle, unique new market trading participants, and a back-and-forth tide of good news (vaccine announcements) and bad (additional waves of outbreaks) on the COVID-19 front. It’s fair to say the old idiom is that markets are a forward-looking mechanism — given that we have really only recently begun to see an economic recovery — may have never rang more true than during this past year. That said, we are convinced that the return to normal will be anything but the smooth, across-the-board, uninhibited growth trajectory that represents the consensus view. There will be fits and starts. There will be individual winners and losers. There will be some that can execute and some that cannot.

It was in no small part thanks to the unprecedented moves made by the Federal Reserve, and to a lesser degree fiscal policy as well, to inject liquidity and support into markets which allowed for some normalization and enabled the subsequent rally. From unscheduled rate cuts, to increasing purchases of US Treasuries and mortgage-backed securities under its “QE infinity,” to several new monetary programs, the Fed essentially provided unlimited liquidity to tamp down the fear and panic. Throughout the year, the Fed continued to stress that they would maintain monetary policy in an accommodative stance until they were confident the economy had weathered the impact of COVID. We stand today in this continued accommodative and low-rate environment, with the promise and expectation that it will continue for some time. Fiscal support came in the form of unprecedented programs for businesses and employees alike, injecting trillions of dollars into the economy — with more on the way — even as the economy supposedly recovers on its own. We are skeptical that these programs will produce the specific intended effects — ultimately functioning as a blunt instrument rather than a precise tool. In the end, from here, much may prove to be wasteful and ultimately ill-advised, especially in light of the consequences of this unbridled spending on mounting debt loads that the recovered economy will have to bear for a long-time. This massive liquidity influx has made it increasingly difficult to find high-yielding investments without taking inordinate risk to reach for the now-lower “higher yields,” and we remain less convinced that this extreme supply of “cheap” and newly printed money will have little future effect on inflationary pressures than most. To wit, we have already begun seeing rates rise steadily since the start of 2021. However, we are told not to worry, as any data suggesting inflation will be transitory. Ultimately, once the highs of the stimulus in various forms wear off, the US economy will struggle to maintain growth at even previous levels (that were considered anemic).

Given the intra-period performance struggles of most alternative asset classes, it was an extremely difficult task for any multi-alternative fund to add value in a year in which a 60/40 portfolio generated a 19.3% total return. Broad stock and bond markets were by no means the only arenas influenced by the events of the past year. The volatility and associated “repricing” of nearly all economic sectors caused a great deal of interim noise amongst alternative asset classes. Dramatic deviations in the subsequent performance of asset classes and sub-sectors have ensued as market participants continue to attempt to handicap the winners and losers of a post-COVID world. The pandemic certainly accelerated some already significant trends, particularly around digitization, cloud services, and e-commerce, to the detriment of brick & mortar retail and the like. There might be no more straightforward example of this then is the massive deviation between performance of real estate asset classes considered beneficiaries of the “new economy” (data centers, infrastructure, industrial) versus more traditional sectors expected to suffer from this expedited transition (lodging/resorts, retail, office). Sectors such as multi-family apartments and healthcare were not immune either, frequently suffering declines as new assumptions were priced in about future demand, cap rates, and increased operational costs. In addition, there were some issues with certain asset classes having to do with liquidity that arose during the massive sell-off in risk assets that are still being felt and reckoned with — closed-end funds and high-yield debt portfolios for example. This may impact investor demand for some of these strategies going forward.

Performance Discussion

For the fiscal year ended February 28, 2021, the Fund returned -1.80% on a total return basis. For context as it relates to a more “normalized” environment, during the last 6 months of our fiscal year, performance was 6.88%. The vast majority of the performance declines centered around the worst of the COVID-19 market decline, and the lack of participation during the first several months of the recovery with lower overall correlations to equity markets.

Destra multi-alternative fund
Manager’s Commentary (unaudited) (continued)

Due to the unique multi-asset nature of the Fund, there are limited comparable indices from which to compare performance; however, we believe that the Morningstar Diversified Alternative Total Return Index (MDATR) and Morningstar US Multialternative Category (MUMAC) are the most relevant at this time. During the fiscal year ended February 28, 2021, the MDATR Index returned 4.50%, and the MUCEM Category was up 5.10%. The Fund underperformed both the Index and category during the Fiscal year, but on a since-inception basis, the Fund has outperformed both the MDATR index and the MUCEM category on both an absolute and, to an even greater degree, on a risk adjusted basis using metrics such as the Sharpe and Sortino Ratios.

In last year’s letter, we discussed our focus on the themes of recession resistance and inefficient or niche opportunity discovery. Specifically, this involved trimming certain real estate sector exposures where stabilized core assets in economically sensitive classes (office, retail, high-end multi-family) were trading at historically low cap rates with little room for significant upside from here. We repurposed this capital towards niche opportunities and sectors that should act more defensively without sacrificing return potential (low-income/workforce multi-family housing, industrial, cannabis-related). The Fund certainly benefitted from these efforts during Fiscal 2021, admittedly even more quickly than we expected.

However, with such great uncertainty around the global pandemic, the tactical decision was made to significantly decrease the liquid investment exposure in the Fund, and utilize hedges to mitigate remaining market beta in existing positions, particularly during the 2nd and 3rd quarter. While this defensive posture left the Fund extremely well-guarded against continued volatility and declines, it also led to a significant under-participation in the subsequent market recovery.

Portfolio Activity

We were tasked with a particularly challenging job this year - amidst a volatile market environment and so many unknowns, to manage the liquidity necessary to meet investor redemptions, fund capital calls from existing investments, allocate commitments to new investments, and also continue the latter stages of our multi-year efforts to reposition the portfolio in high-end institutional opportunities that feature either increased defensibility and/or niche market opportunities. On top of all that, we also wanted to generate more dry powder for a future environment that we (still) envision breeds uniquely attractive investment opportunities with potentially asymmetric risk-reward tradeoffs. This caused major changes to the liquid sleeve holdings, as well as to a couple of select illiquid investments.

In our endeavor to better position the Fund portfolio for the future, we focused on expanding two areas in particular: options trading, and venture-stage direct co-investments. Both are areas that require significantly more effort and expertise than more standard investment arenas, but can be extremely lucrative from a performance perspective, and just as valuable from a risk-mitigation standpoint.

In order to bridge the gap in the near-term between a continued defensive posture and meaningful performance while our private investments take time to participate, we began selectively utilizing options strategies as a way of seeking pure alpha with little market exposure. These have allowed us to define and minimize capital at risk while still generating potential upside and/or income. Thus far, we have been pleased to see relatively consistent success across the performance of our options strategies as we have ramped up their usage.

We believe the impact of COVID-19 has made venture capital, and certain areas of private equity, even more attractive. Some of these companies are often focused on technological advancements or more efficient solutions to existing markets, and can act quickly to adapt to a changing environment. There is greater perceived risk to earlier stage companies, and this is fair — but when done successfully, greater risk comes with far greater potential reward. In this space, we are not trying to chase an already “perceived and priced-in” winner in a later stage — we are trying to identify and invest in the next winner, the company that is going to revolutionize an entire market segment, before it explodes into the public mainstream. Surprisingly, this is often harder for larger financial institutions to do, either due to a lack of appetite for risk, or the inability to allocate the necessary bandwidth to diligence such opportunities given the relatively “small” allocations available (small to them, but certainly big enough to move the meter in our Fund).

Focusing specifically on early-stage venture capital and direct co-investment opportunities over later stage private equity was a very specific decision. The rise in both equity market multiples and levels of dry powder competing in the private equity landscape caused us to reevaluate the future return expectations in a well-saturated arena. Venture stage investing provided us with a far more dynamic and inefficient investment environment, where less capital was competing for deals, and targeted opportunities could provide far greater risk-reward tradeoffs. Additionally, by dipping in early with smaller investments, we can actively monitor the progress of these companies, identify those on the fast-track to success, and allocate additional capital in subsequent raises with high(er) levels of conviction. As of the time of writing this, some of the most exciting positions in the portfolio are within the venture capital and co-investment arena, and we continue to build out the pipeline of these investments with fervor. In fact, we are already seeing outsized gains in these areas — the single best performing asset in the portfolio this Fiscal year was our first early stage co-investment.

Destra multi-alternative fund
Manager’s Commentary (unaudited) (continued)

Perspective & Outlook

The past 12 months have seen dramatic changes and subsequent adjustments to everything from investment markets, to economic policy, to the general day-to-day way we now live our lives and conduct business. Not coincidentally, the degree of changes to the Fund’s overall portfolio have also been somewhat dramatic. However, certain things have remained the same — a continual push to position the portfolio in higher quality institutional products, away from areas where there is less upside, defensibility, or economic vulnerability, while targeting areas where market inefficiencies still exist to generate outsized returns going forward. While the Fund certainly benefited from the previous years’ efforts to steer the portfolio in these directions, we admittedly underestimated the speed and degree of market euphoria well ahead of tangible signs of actual economic recovery, and the overly defensive posture was a hindrance to performance. At the same time, the fact that we had minimal benefit from increasing multiples in public markets does speak to the greater sustainability of our wins and the conservative, risk-cognizant posture of the Fund.

We continue to believe that the outsized recent performance of a pure stock & bond portfolio is more an outlier than indicative of something permanent, and our opinion remains steadfast that adding attractive alternative exposure to an investment portfolio will benefit investors over the long term. As some of the interim capital support from governmental policies run out, we expect there will be additional disruptions created. These disruptions should breed attractive opportunities to put that capital to work, both with existing managers and new opportunities. There’s no shot clock on the value of having cash available to put to work, as attractive new opportunities inevitably arise, and many of the investments already in the portfolio today are well positioned to outperform in the future. We’re excited about continuing to enhance the attractiveness of the Fund’s investment portfolio, and are eager to see the eventual rewards of doing so.

Destra multi-alternative fund
Performance and Graphical Illustration
As of February 28, 2021 (unaudited)
Average Annual Total Return for the period ended February 28, 2021
				Inception Date: March 16, 2012	Inception Date: July 2, 2014
Share Class	1 Year	3 year Average Annual	5 year Average Annual	Since Inception Average Annual	Since Inception Average Annual
Class A at NAV	-1.80%	-0.10%	1.35%	3.15%	—
Class A with Load	-7.42%	-2.04%	0.15%	2.50%	—
Class C	-2.54%	-0.83%	0.61%	—	0.10%
Class I	-1.58%	0.16%	1.71%	—	1.12%
Class T at NAV	-2.26%	-0.55%	0.85%	—	0.36%
Class T with Load	-5.18%	-1.22%	0.08%	—	-0.22%
Bloomberg Barclays U.S. Aggregate Bond Index	1.38%	5.32%	3.55%	3.18%	3.44%
S&P 500 Total Return Index	31.29%	14.14%	16.82%	14.10%	12.61%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-844-9DESTRA (933-7873). Class A and Class T shares of the Fund have a maximum sales charge of 5.75% and 3.00%, respectively. Cass C and Class I are not subject to a sales load.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Growth of an Assumed $10,000 Investment

Value as of 2/28/21
$34,000
$31,500
$29,400
$26,500
$21,500
$19,000
$16,500
$14,000
$11,500
$9,000
Destra Multi-Alternative Fund Class A - with load
S&P 500 Total Return Index
Bloomberg Barclays U.S. Aggregate Bond Index
Destra Multi-Alternative Fund - Class A without load
$32,587
$13,230
$13,204
$11,909
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
Aug-17
Feb-18
Aug-18
Feb-19
Aug-19
Feb-20
Aug-20
Feb-21

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A, from March 16, 2012 to February 28, 2021. The Average Annual and Cumulative Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Multi-Alternative Fund
Schedule of Investments
As of February 28, 2021
Shares/ Contracts	Security	Value
	COMMON STOCKS – 8.9%
	CHEMICALS – 0.2%
10,000	Westlake Chemical Partners, L.P.	$235,100

	INTERNET – 0.3%
1,400	Facebook, Inc., Class A(1)	360,668

	LISTED BUSINESS DEVELOPMENT COMPANIES – 6.3%
522,155	Owl Rock Capital Corp.	7,299,727

	MINING – 1.7%
24,000	Newmont Mining Corp.	1,305,120
176,000	Yamana Gold, Inc.	705,760
		2,010,880

	SOFTWARE – 0.4%
550	MicroStrategy, Inc. – Class A(1)	412,726
	TOTAL COMMON STOCKS (Cost $11,072,918)	10,319,101

	PREFERRED STOCKS IN PRIVATE COMPANIES – 5.1%
254,113	Always AI, Inc.(1)(2)(3)	399,999
542,467	GOSITE, Inc.(1)(2)(3)	4,723,152
497,216	Iridia, Inc.(1)(2)(3)	750,000
	TOTAL PREFERRED STOCKS IN PRIVATE COMPANIES (Cost $3,249,998)	5,873,151

	PURCHASED OPTIONS CONTRACTS – 2.5%
	CALL OPTIONS – 2.1%
50	Airbnb, Inc. Exercise Price: $250, Notional Amount: $1,250,000, Expiration Date: 04/16/2021(1)	45,500
150	Airbnb, Inc. Exercise Price: $250, Notional Amount: $3,750,000, Expiration Date: 03/19/2021(1)	53,250
40	Baidu, Inc. Exercise Price: $300, Notional Amount: $1,200,000, Expiration Date: 03/19/2021(1)	58,000
120	Canoo, Inc. Exercise Price: $15, Notional Amount: $180,000, Expiration Date: 08/20/2021(1)	34,200
200	DraftKings, Inc. Exercise Price: $60, Notional Amount: $1,200,000, Expiration Date: 03/19/2021(1)	95,200
400	Foley Trasimene Acquisition Corp. II Exercise Price: $20, Notional Amount: $800,000, Expiration Date: 03/19/2021(1)	14,000
Shares/ Contracts	Security	Value
	PURCHASED OPTIONS CONTRACTS (continued)
	CALL OPTIONS (continued)
125	MP Materials Corp. Exercise Price: $30, Notional Amount: $375,000, Expiration Date: 03/19/2021(1)	$162,500
125	MP Materials Corp. Exercise Price: $50, Notional Amount: $625,000, Expiration Date: 03/19/2021(1)	26,625
400	Northern Genesis Acquisition Corp. Exercise Price: $30, Notional Amount: $1,200,000, Expiration Date: 04/16/2021(1)	46,000
85	NXP Semiconductors Exercise Price: $190, Notional Amount: $1,615,000, Expiration Date: 04/16/2021(1)	75,905
60	PayPal Holdings, Inc. Exercise Price: $300, Notional Amount: $1,800,000, Expiration Date: 04/16/2021(1)	23,400
60	Peloton Interactive, Inc. Exercise Price: $175, Notional Amount: $1,050,000, Expiration Date: 04/16/2021(1)	6,600
150	Salesforce.com, Inc. Exercise Price: $270, Notional Amount: $4,050,000, Expiration Date: 05/21/2021(1)	31,500
150	Skyworks Solutions, Inc. Exercise Price: $200, Notional Amount: $3,000,000, Expiration Date: 03/19/2021(1)	22,950
350	Ulta Beauty, Inc. Exercise Price: $325, Notional Amount: $11,375,000, Expiration Date: 03/19/2021(1)	542,500
125	Ulta Beauty, Inc. Exercise Price: $300, Notional Amount: $3,750,000, Expiration Date: 06/18/2021(1)	621,250
350	Ulta Beauty, Inc. Exercise Price: $375, Notional Amount: $13,125,000, Expiration Date: 03/19/2021(1)	92,750
70	Ulta Beauty, Inc. Exercise Price: $350, Notional Amount: $2,450,000, Expiration Date: 04/16/2021(1)	75,600

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of February 28, 2021
Shares/ Contracts	Security	Value
	PURCHASED OPTIONS CONTRACTS (continued)
	CALL OPTIONS (continued)
120	Ulta Beauty, Inc. Exercise Price: $400, Notional Amount: $4,800,000, Expiration Date: 06/18/2021(1)	$112,800
400	Virgin Galactic Holdings, Inc. Exercise Price: $40, Notional Amount: $1,600,000, Expiration Date: 04/16/2021(1)	172,000
150	Virgin Galactic Holdings, Inc. Exercise Price: $60, Notional Amount: $900,000, Expiration Date: 03/19/2021(1)	4,950
100	Virgin Galactic Holdings, Inc. Exercise Price: $60, Notional Amount: $600,000, Expiration Date: 07/16/2021(1)	40,000
200	Virgin Galactic Holdings, Inc. Exercise Price: $75, Notional Amount: $1,500,000, Expiration Date: 04/16/2021(1)	10,400
300	Workhorse Group, Inc. Exercise Price: $15, Notional Amount: $450,000, Expiration Date: 03/19/2021(1)	98,100
	TOTAL CALL OPTIONS	2,465,980

	PUT OPTIONS – 0.4%
300	Virgin Galactic Holdings, Inc. Exercise Price: $50, Notional Amount: $1,500,000, Expiration Date: 04/16/2021(1)	441,000
	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $3,368,481)	2,906,980

	RIGHTS – 0.0%
	PHARMACEUTICALS – 0.0%
142,000	Bristol-Myers Squibb Co. CVR(1)(2)	—
	TOTAL RIGHTS (Cost $159,212)	—

	REAL ESTATE INVESTMENT TRUSTS – 33.0%
	LISTED REAL ESTATE INVESTMENT TRUSTS – 2.7%
40,000	American Campus Communities, Inc.(4)	1,638,400
25,000	QTS Realty Trust, Inc.(4)	1,553,000
	TOTAL LISTED REAL ESTATE INVESTMENT TRUSTS	3,191,400
Shares/ Contracts	Security	Value
	REAL ESTATE INVESTMENT TRUSTS (continued)
	NON-LISTED REAL ESTATE INVESTMENT TRUSTS – 10.4%
289,534	Healthcare Trust, Inc.(2)(3)	$4,096,179
456,541	Hospitality Investor Trust, Inc.(1)(2)(3)	899,384
1,061,081	NorthStar Healthcare Income, Inc.(1)(2)(3)	4,459,220
158,330	Steadfast Apartment REIT, Inc.(2)(3)	2,527,819
	TOTAL NON-LISTED REAL ESTATE INVESTMENT TRUSTS	11,982,602

	PRIVATE REAL ESTATE INVESTMENT TRUSTS – 19.9%
715,000	Aventine Property Group, Inc.(1)(2)(3)	6,578,000
275,000	GreenAcreage Real Estate Corp.(2)(3)	5,816,250
715,000	Treehouse Real Estate Investment Trust, Inc.(2)(3)	10,582,000
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS	22,976,250
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $44,965,272)	38,150,252

	ALTERNATIVE INVESTMENT FUNDS(5) – 58.1%
–	AIM Infrastructure MLP Fund II, LP(3)(6)	2,282,704
250	Arboretum Core Asset Fund, LP(3)	2,362,475
–	Canyon CLO Fund II LP(3)(6)	7,748,370
81,306	Cion Investment Corp.(3)	630,122
4,112	Clarion Lion Industrial Trust(3)	9,567,978
2,668	Clarion Lion Properties Fund(3)	4,073,268
–	Collins Master Access Fund, LLC(1)(3)(6)	276,415
–	Longley Partners Ventures, LP(1)(3)(6)(7)	9,308,730
–	Mosaic Real Estate Credit, LLC(3)(6)	10,433,656
–	Ovation Alternative Income Fund(3)(6)	3,759,602
159	Preservation REIT 1, Inc.(3)(7)	7,588,701
–	Stepstone Capital Partners IV, LP(1)(3)(6)	9,050,492
	TOTAL ALTERNATIVE INVESTMENT FUNDS (Cost $53,752,948)	67,082,513

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of February 28, 2021
Shares/ Contracts	Security	Value
	CLOSED-END FUNDS – 2.6%
203,000	Sprott Physical Gold Trust(1)	$2,783,130
16,000	Sprott Physical Silver Trust(1)	156,960
	TOTAL CLOSED-END FUNDS (Cost $3,097,791)	2,940,090

	SHORT-TERM INVESTMENTS – 7.1%
	MONEY MARKET FUND – 7.1%
8,242,297	Fidelity Investments Money Market Funds – Government Portfolio, Class I, 0.01%(4)(8)	8,242,297
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,242,297)	8,242,297
	TOTAL INVESTMENTS – 117.3% (Cost $127,908,917)	135,514,384
	Liabilities in Excess of Other Assets – (17.3)%	(19,972,821)
	TOTAL NET ASSETS – 100.0%	115,541,563

	COMMON STOCK SOLD SHORT – (0.5)%
	MEDIA – (0.5)%
(10,750)	New York Times Co., Class A	(550,077)
	TOTAL COMMON STOCK SOLD SHORT (Proceeds $(498,692))	(550,077)

	WRITTEN OPTIONS CONTRACTS – (1.8)%
	CALL OPTIONS – (1.4)%
(300)	Airbnb, Inc. Exercise Price: $300, Notional Amount: $(9,000,000), Expiration Date: 03/19/2021	(27,300)
(50)	Airbnb, Inc. Exercise Price: $300, Notional Amount: $(1,500,000), Expiration Date: 04/16/2021	(17,500)
(80)	Baidu, Inc. Exercise Price: $400, Notional Amount: $(3,200,000), Expiration Date: 03/19/2021	(8,560)
(103)	Canoo, Inc. Exercise Price: $35, Notional Amount: $(360,500), Expiration Date: 08/20/2021	(7,725)
(300)	DraftKings, Inc. Exercise Price: $80, Notional Amount: $(2,400,000), Expiration Date: 03/19/2021	(12,600)
Shares/ Contracts	Security	Value
	WRITTEN OPTIONS CONTRACTS (continued)
	CALL OPTIONS (continued)
(400)	Foley Trasimene Acquisition Corp. II Exercise Price: $30, Notional Amount: $(1,200,000), Expiration Date: 03/19/2021	$(2,000)
(50)	MP Materials Corp. Exercise Price: $40, Notional Amount: $(200,000), Expiration Date: 03/19/2021	(27,500)
(250)	MP Materials Corp. Exercise Price: $60, Notional Amount: $(1,500,000), Expiration Date: 03/19/2021	(22,500)
(400)	Northern Genesis Acquisition Corp. Exercise Price: $35, Notional Amount: $(1,400,000), Expiration Date: 04/16/2021	(24,000)
(85)	NXP Semiconductors Exercise Price: $230, Notional Amount: $(1,955,000), Expiration Date: 04/16/2021	(8,075)
(60)	PayPal Holdings, Inc. Exercise Price: $350, Notional Amount: $(2,100,000), Expiration Date: 04/16/2021	(4,800)
(100)	Peloton Interactive, Inc. Exercise Price: $230, Notional Amount: $(2,300,000), Expiration Date: 04/16/2021	(1,050)
(80)	Skyworks Solutions, Inc. Exercise Price: $220, Notional Amount: $(1,760,000), Expiration Date: 03/19/2021	(3,120)
(700)	Ulta Beauty, Inc. Exercise Price: $350, Notional Amount: $(24,500,000), Expiration Date: 03/19/2021	(462,000)
(245)	Ulta Beauty, Inc. Exercise Price: $350, Notional Amount: $(8,575,000), Expiration Date: 06/18/2021	(568,400)
(240)	Ulta Beauty, Inc. Exercise Price: $450, Notional Amount: $(10,800,000), Expiration Date: 06/18/2021	(92,400)
(140)	Ulta Beauty, Inc. Exercise Price: $400, Notional Amount: $(5,600,000), Expiration Date: 04/16/2021	(37,800)

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of February 28, 2021
Shares/ Contracts	Security	Value
	WRITTEN OPTIONS CONTRACTS (continued)
	CALL OPTIONS (continued)
(700)	Ulta Beauty, Inc. Exercise Price: $400, Notional Amount: $(28,000,000), Expiration Date: 03/19/2021	$(94,500)
(400)	Virgin Galactic Holdings, Inc. Exercise Price: $50, Notional Amount: $(2,000,000), Expiration Date: 04/16/2021	(81,600)
(300)	Virgin Galactic Holdings, Inc. Exercise Price: $80, Notional Amount: $(2,400,000), Expiration Date: 03/19/2021	(5,100)
(350)	Virgin Galactic Holdings, Inc. Exercise Price: $100, Notional Amount: $(3,500,000), Expiration Date: 04/16/2021	(8,400)
(200)	Virgin Galactic Holdings, Inc. Exercise Price: $110, Notional Amount: $(2,200,000), Expiration Date: 07/16/2021	(22,000)
(400)	Workhorse Group, Inc. Exercise Price: $20, Notional Amount: $(800,000), Expiration Date: 03/19/2021	(65,600)
	TOTAL CALL OPTIONS	(1,604,530)

	PUT OPTIONS – (0.4)%
(600)	Virgin Galactic Holdings, Inc. Exercise Price: $40, Notional Amount: $(2,400,000), Expiration Date: 04/16/2021	(423,600)
	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $(2,184,248))	(2,028,130)
Shares/ Contracts	Security	Value
	EXCHANGE-TRADED FUNDS SOLD SHORT – (2.1)%
(14,000)	Direxion Daily S&P 500 Bull 3X	$(1,050,140)
(3,000)	iShares Transportation Average ETF	(705,090)
(7,794)	ProShares UltraPro QQQ	(695,381)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $(1,356,386))	(2,450,611)
	TOTAL SECURITIES SOLD SHORT (Proceeds $(4,039,326))	$(5,028,818)

(1)      Non-income producing security.

(2)    Fair valued using significant unobservable inputs.

(3)     Restricted investments as to resale (see note 2).

(4)     All or a portion of this security is segregated as collateral for securities sold short.

(5)    Investments in Alternative Investment Funds are valued using net asset value per share (or it’s equivalent) as a practical expedient. See Note 2 for respective investment strategies, unfunded commitments and redemptive restrictions.

(6)     Alternative investment fund does not issue shares.

(7)     Affiliated investment for which ownership exceeds 25% of the investment’s capital (see note 10).

(8)     The rate is the annualized seven-day yield as of February 28, 2021.

CVR — Contingent Value Right

REIT — Real Estate Investment Trusts

LP — Limited Partnership

MLP — Master Limited Partnership

LLC — Limited Liability Company

ETF — Exchange-Traded Fund

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of February 28, 2021
Percent of Net Assets
Alternative Investment Funds	58.1%
Real Estate Investment Trusts
Private Real Estate Investment Trusts	19.9%
Non-Listed Real Estate Investment Trusts	10.4%
Listed Real Estate Investment Trusts	2.7%
Common Stocks
Listed Business Development Companies	6.3%
Mining	1.7%
Software	0.4%
Internet	0.3%
Chemicals	0.2%
Preferred Stocks in Private Companies	5.1%
Closed-End Funds	2.6%
Purchased Options Contracts	2.5%
Rights
Pharmaceuticals	0.0%
Short-Term Investments	7.1%
Liabilities in Excess of Other Assets	(17.3)%
Net Assets	100.0%
Common Stock Sold Short
Media	(0.5)%
Written Options Contracts	(1.8)%
Exchange-Traded Funds Sold Short	(2.1)%

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Assets and Liabilities
As of February 28, 2021
Assets:
Investments, at value (cost $114,126,726)	$115,709,973
Investments in affiliated investments for which ownership exceeds 25% of the investment’s capital, at value (cost $10,413,710)	16,897,431
Purchased options contracts, at value (cost $3,368,481)	2,906,980
Receivables:
Dividends	395,292
Investments sold	599,583
Fund shares sold	543
Prepaid expenses	42,004
Other assets	628
Total assets	136,552,434
Liabilities:
Credit facility (see note 8)	14,300,000
Due to custodian	1,310,332
Securities sold short, at value (proceeds $1,855,078)	3,000,688
Written options contracts, at value (premium received $2,184,248)	2,028,130
Payables:
Professional fees	178,468
Interest payable	65,857
Management fee (see note 3)	35,386
Transfer agent fees and expenses	22,381
Accounting and administrative fees	20,387
Shareholder servicing fees	15,024
Trustee fees	9,546
Distribution fees	7,114
Custody fees	4,657
Chief compliance officer fees	2,083
Accrued other expenses	10,818
Total liabilities	21,010,871
Net assets	$115,541,563
Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$111,961,171
Total distributable earnings	3,580,392
Net assets	$115,541,563
Net assets:
Class I	$36,632,577
Class A	65,339,619
Class C	10,249,116
Class T	3,320,251
Shares outstanding:
Class I	2,982,141
Class A	5,430,428
Class C	892,263
Class T	284,593
Net asset value per share:*
Class I	$12.28
Class A	12.03
Maximum offering price per share(1)	12.76
Class C	11.49
Class T	11.67
Maximum offering price per share(2)	12.03

*       The Net Asset Value for each class will differ due primarily to the allocation of class specific expenses, such as distribution fees and shareholder servicing fees.

1      Include a sales charge of 5.75%.

2      Include a sales charge of 3.00%.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Operations
For the year ended February 28, 2021
Investment income:
Distributions from alternative investment funds	$2,063,316
Dividend income(1)	1,159,035
Distributions from affiliated alternative investment funds	259,155
Interest income	3,825
Total investment income	3,485,331
Expenses:
Management fee (see note 3)	1,544,026
Interest expense	646,096
Professional fees	355,697
Accounting and administrative fees	244,235
Transfer agent fees and expenses	117,254
Shareholder reporting fees	97,253
Registration fees	60,104
Chief financial officer fees (see note 11)	48,000
Trustee fees (see note 11)	45,603
Custody fees	28,017
Chief compliance officer fees (see note 11)	25,000
Dividends on securities sold short	20,582
Insurance expense	15,523
Distribution fees Class C (see note 3)	76,805
Distribution fees Class T (see note 3)	16,878
Shareholder servicing fees Class C (see note 3)	25,602
Shareholder servicing fees Class A (see note 3)	164,108
Shareholder servicing fees Class T (see note 3)	8,439
Other expenses	16,872
Total expenses:	3,556,094
Expenses waived by adviser (see note 3)	(653,254)
Net expenses	2,902,840
Net investment income	582,491
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(2,199,190)
Purchased options contracts	370,783
Written options contracts	266,506
Securities sold short	(1,700,558)
Total net realized loss	(3,262,459)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,641,052)
Purchased options contracts	(461,501)
Written options contracts	156,118
Securities sold short	(1,066,476)
Affiliated Investments	4,695,201
Total net change in unrealized depreciation	(317,710)
Net realized and unrealized loss	(3,580,169)
Net decrease in net assets resulting from operations	$(2,997,678)

1      Net of foreign withholding taxes of $693.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets

	Year Ended February 28, 2021	Year Ended February 29, 2020
Increase (decrease) in net assets resulting from operations:
Net investment income	$582,491	$2,239,360
Net realized gain (loss)	(3,262,459)	8,024,130
Net change in unrealized depreciation	(317,710)	(7,520,907)
Net increase (decrease) in net assets resulting from operations	(2,997,678)	2,742,583
Distributions to shareholders:
Class I	(200,440)	(161,276)
Class A	(370,947)	(529,118)
Class C	(58,018)	(78,054)
Class T	(19,103)	(25,046)
Total distributions to shareholders	(648,508)	(793,494)
Return of capital to shareholders:
Class I	(1,907,509)	(1,585,742)
Class A	(3,530,175)	(5,202,526)
Class C	(552,137)	(767,468)
Class T	(181,798)	(246,265)
Total return of capital to shareholders	(6,171,619)	(7,802,001)
Capital transactions:
Proceeds from shares sold:
Class I	4,286,329	19,415,616
Class A	39,112	953,970
Class C	79,450	1,180,343
Class T	368	94,193
Reinvestment of distributions:
Class I	234,983	710,046
Class A	638,829	2,835,820
Class C	235,805	467,570
Class T	38,548	131,391
Cost of shares repurchased:
Class I	(550,558)	(2,332,574)
Class A	(8,129,244)	(35,417,751)
Class C	(1,050,643)	(5,481,057)
Class T	(361,393)	(903,192)
Net decrease in net assets from capital transactions	(4,538,414)	(18,345,625)
Total decrease in net assets	(14,356,219)	(24,198,537)
Net assets:
Beginning of year	129,897,782	154,096,319
End of year	$115,541,563	$129,897,782

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets (continued)

	Year Ended February 28, 2021	Year Ended February 29, 2020
Capital share transactions:
Shares sold:
Class I	350,959	1,407,072
Class A	3,292	70,396
Class C	7,115	89,952
Class T	32	7,057
Shares reinvested:
Class I	19,466	51,739
Class A	54,037	209,996
Class C	20,866	35,871
Class T	3,352	9,960
Shares repurchased:
Class I	(45,315)	(168,431)
Class A	(679,850)	(2,605,157)
Class C	(91,768)	(418,204)
Class T	(31,537)	(68,103)
Net decrease from capital share transactions	(389,351)	(1,377,852)

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Cash Flows
For the year ended February 28, 2021
Cash flows from operating activities:
Net decrease in net assets from operations	$(2,997,678)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investments	(87,743,254)
Proceeds from purchases of investments sold short	16,479,200
Proceeds from redemptions, sales, or other dispositions of investments	115,429,514
Sales of investments sold short	(16,881,098)
Net realized (gain) loss on:
Investments	2,199,190
Purchased options contracts	(370,783)
Written options contracts	(266,506)
Securities sold short	1,700,558
Net change in unrealized (appreciation) depreciation on:
Investments	3,641,052
Purchased options contracts	461,501
Written options contracts	(156,118)
Securities sold short	1,066,476
Affiliated investments	(4,695,201)
Change in operating assets and liabilities:
Receivables:
Investments sold	(493,411)
Dividends	(18,339)
Prepaid expenses	2,009
Payables:
Investments purchased	(1,151,725)
Management fee	(39,855)
Custody fees	77
Accounting and administration fees	(416)
Professional fees	171,496
Transfer agent fees and expenses	(25,752)
Distribution fees	(1,902)
Shareholder servicing fees	(4,479)
Trustee fees	(2,473)
Interest payable	(34,267)
Accrued other expenses	3,133
Net cash provided by operating activities	26,270,949
Cash flows from financing activities:
Due to custodian	1,310,332
Repayments on credit facility	(15,000,000)
Proceeds from shares sold	4,406,045
Payments for shares repurchased	(10,091,838)
Cash distributions paid, net of reinvestments	(5,671,962)
Net cash used in financing activities	(25,047,423)
Net change in cash and cash equivalents	1,223,526
Cash and cash equivalents at beginning of year	(1,223,526)
Cash and cash equivalents at end of year	$—
Supplemental disclosure of cash activity:
Interest expense on borrowings	$646,096
Supplemental disclosure of non-cash activity:
Reinvestments of distributions	$1,148,165

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Financial Highlights
For a share of common stock outstanding throughout the periods indicated
Period ending February 28,	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return(2)	Gross expenses(3)(7)	Net expenses(3)(4)(7)	Net investment income (loss)(4)(7)(8)	Net assets, end of period (in thousands)	Portfolio turnover rate
Class I
2021	$13.25	$0.09	$(0.34)	$(0.25)	$(0.07)	$—	$(0.65)	$(0.72)	$12.28	(1.58)%	2.85%	2.28%	0.75%	$36,633	26%
2020(5)	13.81	0.25	0.02	0.27	(0.08)	—	(0.75)	(0.83)	13.25	1.90	2.98	2.57	1.78	35,208	42
2019	14.64	0.18	(0.15)	0.03	(0.05)	—	(0.81)	(0.86)	13.81	0.17	2.37	2.18	1.25	18,879	19
2018	15.86	0.25	(0.54)	(0.29)	(0.23)	—	(0.70)	(0.93)	14.64	(2.39)	1.79	1.57	1.64	5,395	27
2017	15.24	0.42	1.15	1.57	(0.30)	—	(0.65)	(0.95)	15.86	10.52	1.39	1.39	2.67	3,820	13
Class A
2021	13.01	0.06	(0.33)	(0.27)	(0.07)	—	(0.64)	(0.71)	12.03	(1.80)	3.10	2.53	0.52	65,340	26
2020(5)	13.60	0.22	0.01	0.23	(0.08)	—	(0.74)	(0.82)	13.01	1.59	3.23	2.82	1.60	78,758	42
2019	14.45	0.32	(0.32)	—	(0.05)	—	(0.80)	(0.85)	13.60	(0.05)	2.56	2.37	2.25	113,921	19
2018	15.67	0.22	(0.52)	(0.30)	(0.23)	—	(0.69)	(0.92)	14.45	(2.56)	1.99	1.80	1.42	150,428	27
2017	15.20	0.35	1.06	1.41	(0.29)	—	(0.65)	(0.94)	15.67	9.48	1.66	1.66	2.25	168,232	13
Class C
2021	12.52	(0.03)	(0.32)	(0.35)	(0.07)	—	(0.61)	(0.68)	11.49	(2.54)	3.85	3.28	(0.23)	10,249	26
2020(5)	13.18	0.11	0.01	0.12	(0.07)	—	(0.71)	(0.78)	12.52	0.88	3.98	3.57	0.85	11,966	42
2019	14.11	0.22	(0.33)	(0.11)	(0.05)	—	(0.77)	(0.82)	13.18	(0.80)	3.31	3.12	1.58	16,451	19
2018	15.42	0.10	(0.51)	(0.41)	(0.22)	—	(0.68)	(0.90)	14.11	(3.32)	2.75	2.55	0.68	24,575	27
2017	15.06	0.23	1.06	1.29	(0.28)	—	(0.65)	(0.93)	15.42	8.73	2.40	2.40	1.48	24,585	13
Class T#
2021	12.68	0.00	(0.32)	(0.32)	(0.07)	—	(0.62)	(0.69)	11.67	(2.26)	3.60	3.03	0.03	3,320	26
2020(5)	13.32	0.14	0.01	0.15	(0.07)	—	(0.72)	(0.79)	12.68	1.10	3.73	3.32	1.09	3,966	42
2019	14.21	0.25	(0.31)	(0.06)	(0.05)	—	(0.78)	(0.83)	13.32	(0.46)	3.06	2.87	1.78	4,845	19
2018	15.51	0.14	(0.53)	(0.39)	(0.23)	—	(0.68)	(0.91)	14.21	(3.13)	2.46	2.28	0.90	6,570	27
2017	15.11	0.27	1.06	1.33	(0.28)	—	(0.65)	(0.93)	15.51	9.01	2.16	2.16	1.77	9,192	13

#      As of July 1, 2019, the Fund redesignated its issued and outstanding Class L Shares as Class T Shares.

¹      Based on average shares outstanding during the period.

2      Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Financial Highlights (continued)
For a share of common stock outstanding throughout the periods indicated

3      Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense and dividends on securities sold short are as follows:

	Gross Expenses(7)	Net Expenses(4)(7)
Class I
2021	2.27%	1.70%
2020(5)	2.11	1.70
2019	1.89	1.70
2018	1.76	1.55
2017	1.29	1.29
Class A
2021	2.52	1.95
2020(5)	2.36	1.95
2019	2.14	1.95
2018	1.96	1.77
2017	1.57	1.57
Class C
2021	3.27	2.70
2020(5)	3.11	2.70
2019	2.89	2.70
2018	2.72	2.53
2017	2.33	2.33
Class T#
2021	3.02	2.45
2020(5)	2.86	2.45
2019	2.64	2.45
2018	2.43	2.26
2017	2.07	2.07

4      The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).

Credit Facility, period ended February 28:	2021	2020(5)	2019	2018	2017(6)
Senior securities, end of period (000’s)	$14,300	$29,300	$23,800	$15,500	$—
Asset coverage, per $1,000 of senior security principal amount	9,084	5,433	7,475	13,062	—
Asset coverage ratio of senior securities	908%	543%	747%	1306%	—%

5      Period ended February 29.

6      Values are zero as credit facility began in January of 2018.

7      Ratios do not include expenses of the underlying Alternative Investment Funds in which the Fund invests.

8      Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying Alternative Investment Funds in which the Fund invests. Ratios do not include net investment income of the Alternative Investment Funds in which the Fund invests.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 28, 2021

1. Organization

Destra Multi-Alternative Fund (“the Fund”) was organized as a Delaware statutory trust on June 3, 2011, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and is a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.

The Fund currently offers Class A, Class C, Class I and Class T shares. Class A shares commenced operations on March 16, 2012; Class C, Class I and Class T shares commenced operations on July 2, 2014. Class A and Class T shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75% and 3.00%, respectively. Class C and Class I shares are offered at NAV. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each share class.

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is Validus Growth Investors, LLC (“Validus” or the “Sub-Adviser” and together with the Adviser are referred to herein as the “Advisers”). See Note 3 for additional information regarding Validus, as the Fund’s sub-adviser.

The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of real estate investment trusts (“REITs”) and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities.

At meetings held on May 15 and May 26, 2020, the Fund’s Board of Trustees (the “Board”) approved a number of proposals to be presented to Fund shareholders for their consideration and approval. At a special shareholder meeting held on June 16, 2020, shareholders approved the following: (i) the modification of the Fund’s fundamental policy regarding repurchase offers, allowing the Fund to make annual repurchase offers instead of quarterly repurchase offers and (ii) a change to the Fund’s fundamental policy regarding concentration of investments in the REIT industry to include investments in the broader real estate industry. See Note 5 for more information regarding the transition to annual repurchase offers.

Additionally, shareholders approved changes that will only be implemented if the Fund lists on the New York Stock Exchange (“NYSE”) or other national securities exchange. Those changes are: (i) the elimination of the Fund’s fundamental policy regarding repurchases; (ii) the amendment of the investment advisory and investment sub-advisory agreements to reflect the inclusion of borrowing for investment purposes and other financial leverage in the calculation of advisory and sub-advisory fees, as well as the payment of a separate 10 basis point fee to the Adviser, calculated and paid on managed assets, for services provided to the Fund under a new Secondary Market Support Services Agreement; and (iii) the early termination and replacement of the Fund’s current expense limitation agreement with an expense limitation agreement with a term of five (5) years. See Note 3 for more information regarding the Fund’s current investment advisory and sub-advisory agreements and current expense limitation agreement.

On October 14, 2020, Destra Capital Management LLC (“DCM”), the parent company of the Adviser, entered into a redemption agreement with Continuum Funds Holdings, LLC, pursuant to which DCM agreed to buy back all of the outstanding equity interests of DCM (the “Adviser Transaction”). Closing of the Adviser Transaction was contingent upon, among other things, shareholder approval of a new advisory agreement between the Adviser and the Fund (the “New Advisory Agreement”). See Note 3 for more information regarding the Fund’s current investment advisory and sub-advisory agreements and current expense limitation agreement. At a meeting held on December 31, 2020, shareholders approved the New Advisory Agreement.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

Cash, Cash Equivalents and Restricted Cash — Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations. As of February 28, 2021, the Fund has restricted cash in the amount of $0. The restricted cash represents deposits held at brokers of the securities sold short.

Distributions to Shareholders — Distributions from investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Security Valuation — Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fair Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but would not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. Calls with the management teams of these securities are completed to gain further insight that might not be as evident through the reading of published reports or filings.

Often, significant back-testing or historical data analysis is employed to gain increased, tangible perspective into ways to enhance the accuracy of either existing, or potentially new fair valuation approaches. This also ensures that recent enhancements or additional methodologies are leading to more accurate valuations.

Ongoing “logic checks” and evaluations of underlying portfolios are used to identify potential disconnects between current methodologies and expected results.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Fair Valuation Committee has established a methodology for the fair valuation of each type of security. Non-listed REITs that are in the public offering period (or start-up phase) are valued at cost according to the Fair Valuation Committee’s fair valuation methodology unless the REIT issues an updated valuation. The Fund generally purchases REITs at NAV or without a commission. However, startup REITs amortize a significant portion of their start-up costs and therefore, potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Non-traded

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

REITs that are in their offering period are generally categorized as Level 3 in the fair value hierarchy. Once a REIT closes to new investors, Management values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Non-traded REITs that have closed to new investors are categorized in Level 3 of the fair value hierarchy, due to the significance of the effect of the application of the movement of the market index on the overall fair valuation of the REIT. Other non-traded private investments are monitored for any independent audits of the investment or impairments reported on the potential value of the investment. Certain investments in preferred stocks or private companies are generally categorized as a Level 3 in the fair value hierarchy. The Fund generally values investments in preferred stocks or private companies based on recent transactions and may initially value the investments at cost.

Valuation of Alternative Investment Funds — The Fund may invest in funds of open-end or closed-end investment companies (the “Alternative Investment Funds”). The Alternative Investment Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Alternative Investment Funds. Open-end funds are valued at their NAV per share and closed-end funds that trade on an exchange are valued as described under security valuation.

For Alternative Investment Funds, including private real estate investment trusts, non-traded partnership funds, non-listed business development companies and hedge funds, that are themselves treated as investment companies under GAAP, the Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Fair Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Non-listed business development companies provide quarterly fair value pricing which is used as an indicator of the valuation for the Fund. If the value significantly fluctuates, the Adviser will provide an updated price. If a significant event occurs that causes a large change in price, the Fair Valuation Committee will call a meeting to evaluate the fair value.

Hedge funds provide monthly fair value pricing which is used as an indicator of the valuation for the Fund. The Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the hedge fund issues an updated market valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•       Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•       Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•       Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value of a security may fall into different levels (Level 1, Level 2 or Level 3) of the fair value hierarchy. In such cases, for disclosure purposes, the level within which the fair value measurement falls, in its entirety, is determined based on the lowest level input that is significant in its entirety to the fair value measurement.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2021 for the Fund’s assets and liabilities measured at fair value:

Assets*

Investments:	Practical Expedient(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$10,319,101	$—	$—	$10,319,101
Preferred Stocks in Private Companies	—	—	—	5,873,151	5,873,151
Purchased Options Contracts	—	2,906,980	—	—	2,906,980
Rights	—	—	—	—	—
Real Estate Investment Trusts	—	3,191,400	—	34,958,852	38,150,252
Alternative Investment Funds	67,082,513	—	—	—	67,082,513
Closed-End Funds	—	2,940,090	—	—	2,940,090
Short-Term Investment	—	8,242,297	—	—	8,242,297
Total Investments	$67,082,513	$27,599,868	$—	$40,832,003	$135,514,384

Liabilities*

Investments:	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short	$(550,077)	$—	$—	$(550,077)
Exchange Traded Fund Sold Short	(2,450,611)	—	—	(2,450,611)
Written Options Contracts	(2,028,130)	—	—	(2,028,130)
Total Investments	$(5,028,818)	$—	$—	$(5,028,818)

1      Alternative Investment Funds that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

*   Refer to the Schedule of Investments for industry classifications.

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of February 28, 2021:

Investments	Balance as of February 29, 2020	Transfers Into Level 3(1)	Purchase of Investments(2)	Proceeds from Sale of Investments(3)	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Balance as of February 28, 2021
Preferred Stocks in Private Companies	$—	$—	$3,249,997	$—	$—	$2,623,154	$5,873,151
Non-Listed Real Estate Investment Trusts	—	18,123,396	120,783	(969,978)	(508,679)	(4,782,920)	11,982,602
Private Real Estate Investment Trusts	—	22,660,000	5,692,400	(5,692,400)	—	316,250	22,976,250
Total Investments	$—	$40,783,396	$9,063,180	$(6,662,378)	$(508,679)	$(1,843,516)	$40,832,003

1      Management has determined that there are no observable inputs available for the fair valuation of these Non-Listed and Private Real Estate Investment Trusts as of February 28, 2021.

2       Includes acquisitions and spin-offs related to corporate actions.

3       Includes return of capital and spin-offs related to corporate actions.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of February 28, 2021:

Investments	Fair Value as of February 28, 2021	Valuation Techniques	Unobservable Inputs	Discount Rate/Price(1)	Impact on Valuation from an Increase in Input
Preferred Stocks in Private Companies
Always AI, Inc.	$399,999	Cost	Transaction Price	$1.57	Increase
GOSITE, Inc.	4,723,152	Cost	Recent round of financing	$8.71	Increase
Iridia, Inc.	750,000	Cost	Transaction Price	$1.51	Increase

Non-Listed Real Estate Investment Trusts
Healthcare Trust, Inc.	4,096,179	Index Application(2)	Application of FTSE NAREIT US Health Care Index	$264.24	Increase
Hospitality Investor Trust, Inc.	899,384	Scenario Analysis	Liquidity Discount	76%	Decrease
NorthStar Healthcare Income, Inc.	4,459,220	Index Application(2)	Application of FTSE NAREIT US Health Care Index	$264.24	Increase
Steadfast Apartment REIT, Inc.	2,527,819	Index Application(2)	Application of FTSE NAREIT Residential Apartment Index	$424.07	Increase

Private Real Estate Investment Trusts
Aventine Property Group, Inc.	6,578,000	Cost	Transaction Price	$9.20	Increase
GreenAcreage Real Estate Corp.	5,816,250	Cost	Recent round of financing	$21.15	Increase
Treehouse Real Estate Investment Trust, Inc.	10,582,000	Cost	Transaction Price	$14.80	Increase
Total Investments	$40,832,003

1      As there was no range for each significant unobservable input, weighted average is not reported.

2      The Fund utilizes the last publicly stated NAV as published by each Non-Listed REIT, and applies a factor adjustment of the daily publicly available price per each respective index to adjust the price accordingly.

The following is the fair value measurement of Alternative Investment Funds that are measured at NAV per share (or its equivalent) as a practical expedient:

Alternative Investment Fund	Investment Strategy	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
AIM Infrastructure MLP Fund II, LP	Master Limited Partnerships	$2,282,704	$1,016,250	Subject to advisor approval	n/a
Arboretum Core Asset Fund, LP	Debt investing in leased equipment and related financings	2,362,475	7,500,000	Annually(1)	30 Days(1)
Canyon CLO Fund II LP	Collateralized Loan Obligations	7,748,370	1,800,000	Subject to advisor approval	n/a
Cion Investment Corp.	Senior Secured Debt & Structured Products	630,122	—	Quarterly	30 Days
Clarion Lion Industrial Trust	Industrial Real Estate	9,567,978	—	Quarterly	90 Days
Clarion Lion Properties Fund	Diversified Real Estate	4,073,268	—	Quarterly(1)	90 Days(1)
Collins Master Access Fund, LLC	Investments in Private Funds	276,415	—	Quarterly	95 Days
Longley Partners Ventures, LP	Venture Capital	9,308,730	4,500,000	Subject to advisor approval	n/a
Mosaic Real Estate Credit, LLC	Direct Real Estate Debt and Equity	10,433,656	—	Subject to advisor approval	Annual with 90 Days
Ovation Alternative Income Fund	Private Equity and Private Debt	3,759,602	—	Quarterly	180 Days
Preservation REIT 1, Inc.	Diversified Direct Real Estate	7,588,701	527,000	Subject to advisor approval	n/a
Stepstone Capital Partners IV, LP	Direct Private Equity	9,050,492	2,612,585	Subject to advisor approval	n/a
Total		$67,082,513	$17,955,835

1      Redemptions suspended as of February 28, 2021.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

Exchange Traded Funds — The Fund may invest in exchange traded funds (“ETFs”). Most ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed (or managed) portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Restricted securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board.

Additional information on each restricted investment held by the Fund at February 28, 2021 is as follows:

Security Description	Acquisition Date	Cost	Value	% of Net Assets
AIM Infrastructure MLP Fund II, LP	3/12/2014	$3,281,567	$2,282,704	2.0%
Always AI, Inc.	1/5/2021	399,999	399,999	0.3
Arboretum Core Asset Fund, LP	8/2/2018	2,500,000	2,362,475	2.0
Aventine Property Group, Inc.	1/13/2021	5,692,400	6,578,000	5.7
Canyon CLO Fund II LP	2/25/2019	7,166,456	7,748,370	6.7
Cion Investment Corp.	4/21/2014	784,275	630,122	0.5
Clarion Lion Industrial Trust	6/29/2015	5,589,853	9,567,978	8.3
Clarion Lion Properties Fund	4/1/2014	2,869,666	4,073,268	3.5
Collins Master Access Fund, LLC	6/2/2015	—	276,415	0.2
GOSITE, Inc.	7/31/2020	2,099,998	4,723,152	4.0
GreenAcreage Real Estate Corp.	8/7/2019	5,500,000	5,816,250	5.0
Healthcare Trust, Inc.	3/30/2012	4,310,706	4,096,179	3.5
Hospitality Investor Trust, Inc.	2/17/2015	9,236,371	899,384	0.8
Iridia, Inc.	2/25/2021	750,000	750,000	0.6
Longley Partners Ventures, LP	2/28/2020	5,459,701	9,308,730	8.1
Mosaic Real Estate Credit, LLC	7/6/2017	9,999,997	10,433,656	9.0
NorthStar Healthcare Income, Inc.	3/29/2012	7,237,071	4,459,220	3.9
Ovation Alternative Income Fund	7/25/2014	3,808,264	3,759,602	3.3
Preservation REIT 1, Inc.	10/22/2019	4,954,009	7,588,701	6.6
Steadfast Apartment REIT, Inc.	4/12/2012	1,296,930	2,527,819	2.2
Stepstone Capital Partners IV, LP	7/30/2018	7,339,160	9,050,492	7.9
Treehouse Real Estate Investment Trust, Inc.	12/31/2018	9,169,276	10,582,000	9.2
Total		$99,445,699	$107,914,516

Options — The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

purchase or sale transaction can be effected when the Fund so desires. The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Indemnification — The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Under the Investment Management Agreement, the Adviser is entitled to a management fee, calculated and payable monthly in arrears, at an annual rate of 1.35% of the Fund’s average daily net assets during such period (the “Management Fee”). For the year ended February 28, 2021, the Adviser earned a Management Fee of $1,544,026. As of the year ended February 28, 2021, the Adviser was owed $35,386 in Management Fees, included in payables for Management Fee on the Statement of Assets and Liabilities.

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser will receive a sub-advisory fee (the “Sub-Adviser Fee”, payable by the Adviser, not the Fund) at an annual rate equal to 50% of the net Management Fees received by the Adviser after any fee waivers and shared expenses between the Adviser and the Sub-Adviser, subject to a maximum of 0.675% of the Fund’s average daily net assets at month end.

Effective August 3, 2020 (the “Effective Date”), certain assets of Pinhook Capital, LLC (“Pinhook”) were contributed to Validus, an affiliate, in exchange for passive preferred and common interests in Validus resulting in a change of control of Pinhook (the “Transaction”). In connection with the Transaction, Pinhook and Validus have been effectively consolidated, with Validus remaining as the surviving registrant. The Transaction constituted an “assignment” under the 1940 Act and as required under the 1940 Act, the existing sub-advisory agreement between Pinhook and the Adviser provided for automatic termination upon an assignment.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

However, in anticipation of such termination, and to provide the Fund and its shareholders with sub-advisory management continuity, the Board, at a special meeting held on July 30, 2020, considered and approved (i) an interim sub-advisory agreement between the Adviser and Validus (the “Interim Agreement”) and (ii) a new sub-advisory agreement between the Adviser and Validus (the “New Sub-Advisory Agreement”). At a special meeting of Fund shareholders held on December 31, 2020, shareholders approved the New Sub-Advisory Agreement.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed, at least until November 30, 2021, to reduce its fees and/or absorb expenses of the Fund so that the Fund’s total fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including, for example, options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)), do not exceed the following amounts per annum of the average daily net assets of each class of shares:

Class A	Class C	Class I	Class T
1.95%	2.70%	1.70%	2.45%

These amounts will herein be referred to as the “expense limitations.”

Any waiver or reimbursement by the Adviser under the Expense Limitation Agreement is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. Unless terminated by the Board, the Expense Limitation Agreement will continue in effect until at least November 30, 2021. The Board may terminate this Expense Limitation Agreement upon sixty (60) days’ written notice to the Adviser. For the year ended February 28, 2021, the Adviser waived Management Fees of $653,254.

The following amounts are subject to recapture by the Adviser by the following dates:

2/28/2022	2/28/2023	2/29/2024
$ 327,457	$ 592,247	$ 653,254

Distributor — The Board has adopted, on behalf of the Fund, a Shareholder Servicing Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Servicing Plan, the Fund may pay 0.25% per year of its average daily net assets attributed to each of Class A, Class C and Class T shares for such services. For the year ended February 28, 2021, the Fund incurred shareholder servicing fees of $164,108, $25,602, and $8,439 for Class A, Class C and Class T shares, respectively. The Class C and Class T shares also pay to Destra Capital Investments, LLC (the “Distributor”) a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities including marketing and other activities to support the distribution of the Class C and Class T shares. Under the Distribution Plans, the Fund pays 0.75% and 0.50% per year of its average daily net assets for such services for Class C and Class T shares, respectively. For the year ended February 28, 2021, the Fund incurred distribution fees of $76,805 and $16,878 for Class C and Class T shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended February 28, 2021, the Distributor received $448 and $0 in underwriting commissions for sales of Class A and Class T shares, respectively, of which $66 and $0 were retained by the principal underwriter or other affiliated broker-dealers.

4. Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended February 28, 2021, amounted to $22,531,410 and $49,412,374, respectively. The total securities sold short and covered amounted to $9,740,487 and $12,778,862, respectively.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

5. Repurchase Offers / Shares of Beneficial Interest

Pursuant to Rule 23c-3 under the 1940 Act the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV (“Repurchase Offer”). The Board determines the repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of all outstanding shares on the repurchase request deadline, the Fund shall repurchase the shares tendered on a pro rata basis. There is no guarantee that a shareholder will be able to sell all of the shares tendered in a Repurchase Offer. Limited liquidity will be provided to shareholders only through the Fund’s Repurchase Offers. Effective June 25, 2020, the Fund has adopted a fundamental policy to make an annual Repurchase Offer, the first of which is expected to occur in April 2021. Prior to June 25, 2020, the Fund had a fundamental policy to make quarterly Repurchase Offers.

During the year ended February 28, 2021, the Fund had one Repurchase Offer as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
March 18, 2020	April 22, 2020	5%	5%	504,420

6. Federal Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are due in part to differing treatments for net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, and premium amortization.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund has no examination in progress during the year ended February 28, 2021. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the year ended February 28, 2021. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At February 28, 2021, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$118,516,943
Gross unrealized appreciation	28,969,078
Gross unrealized depreciation	(17,000,455)
Net unrealized appreciation(depreciation)	$11,968,623

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. The cost includes the proceeds from securities sold short.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. These reclassifications are due primarily to the prior-year true up of return of capital distributions paid.

For the year ended February 28, 2021, permanent differences in book and tax accounting have been reclassified to Paid-in Capital and distributable earnings as follows:

Paid-in Capital	Distributable Earnings/(Deficit)
$ (32,928)	$ 32,928

As of February 28, 2021, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	(8,388,231)
Unrealized appreciation/(depreciation) on investments	11,968,623
Total distributable earnings	$3,580,392

The tax character of distributions paid during the years ended February 28, 2021 and February 29, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$648,508	$793,494
Return of Capital	6,171,619	7,802,001
Net long-term capital gains	—	—
Total distributions paid	$6,820,127	$8,595,495

At February 28, 2021, the Fund had an accumulated non-expiring capital loss carryforward as follows:

Short-term	$6,659,134
Long-term	1,049,265
Total	$7,708,399

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund has $375,157 in Qualified late-year losses, which are deferred until fiscal year 2022 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of February 28, 2021, LPL Financial, for the benefit of its customers, owned approximately 83% of the Fund.

8. Credit Facility

On January 16, 2018, the Fund entered into a secured, revolving line of credit facility with Barclays Bank PLC (the “Credit Facility”). Effective January 8, 2021, the Credit Agreement was extended for an additional nine month term expiring on September 30, 2021. The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $30,000,000 or one-third of the value of its total assets. The interest rate on borrowings from the Credit Facility is equal to 1-month LIBOR plus 4.75% per annum. During the year ended February 28, 2021, the average principal

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

balance and weighted average interest rate was approximately $19,036,986 and 2.49% per annum, respectively, and the maximum outstanding balance of the Credit Facility was $29,300,000. At February 28, 2021, the principal balance outstanding was $14,300,000 at an interest rate of 4.87% per annum.

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the Credit Facility, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for summary of the Fund’s asset coverage with respect to senior securities.

9. Other Derivative Information

The effects of derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities and Statement of Operations, and are presented in the tables below. The values of derivative instruments as of February 28, 2021 by risk category are as follows:

Derivative Assets (Liabilities)	Risk Category Equity Risk
Purchased Options Contracts	$2,906,980
Written Options Contracts	(2,028,130)
Total	$878,850
Derivative Realized Gain	Risk Category Equity Risk
Purchased Options Contracts	$370,783
Written Options Contracts	266,506
Total	$637,289
Derivative Unrealized Appreciation (Depreciation)	Risk Category Equity Risk
Purchased Options Contracts	$(461,501)
Written Options Contracts	156,118
Total	$(305,383)

10. Affiliated Investments

As of February 28, 2021, investments in the Fund were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Fund owns 5% or more of each investment’s total capital, and in this case the Fund owns more than 25% of each investment’s total capital. The Fund, and its affiliates, do not exercise management or control over thease Alternative Investment Funds. The Fund does not have voting power or investment discretion for these investments. The activity resulting from these investments is identified in the Statement of Operations as transactions with an affiliated investment. A listing of these affiliated investments (including activity during year ended February 28, 2021) is shown below:

Alternative Investment Fund	Shares 2/29/2020	Shares 2/28/2021	Fair Value 2/29/2020	Purchases of Investment	Proceeds from Sales of Investment(1)	Net Realized Gain (Loss) on Investment	Net Change in Unrealized Appreciation on Investment	Fair Value 2/28/2021	Distributions from Alternative Investment Funds
Longley Partners Ventures, LP(2)	—	—	$4,692,178	$767,523	$—	$—	$3,849,029	$9,308,730	$—
Preservation REIT 1, Inc.	159	159	6,868,058	—	(125,529)	—	846,172	7,588,701	259,155
Total			$11,560,236	$767,523	$(125,529)	$—	$4,695,201	$16,897,431	$259,155

1      Includes return of capital.

2      Alternative investment fund does not issue shares.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

11. Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Recent Market and Economic Developments — Certain impacts to public health conditions particular to the coronavirus (COVID-19) may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Alternative Investment Funds (AIFs) Risk — AIFs are subject to management and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in AIFs and also may be higher than other funds that invest directly in stocks and bonds. Each AIF is subject to specific risks, depending on the nature of its investment strategy. The Fund may invest in private investment funds and/or hedge funds, which may pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss.

BDC Risk — BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.

Credit and Counterparty Risk — Credit Risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it will invest in below investment grade securities.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Interest Rate Risk — If interest rates increase, the value of the Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Leverage Risk — The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Liquidity Risk — The Fund may invest in securities that, at the time of investment are illiquid. The Fund may also invest in restricted securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities.

Real Estate Industry Trust (REIT) Concentration Risk — The Fund concentrates its investments in REITs and its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

Valuation Risk — Illiquid securities must be valued by the Fund using fair value procedures. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Non-Diversified Risk — Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in share price than would a diversified fund.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2021

12. Trustees and Officers

The Destra Fund Complex (consisting of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, the Destra International & Event-Driven Credit Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series) pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Advisers.

The Fund’s Chief Compliance Officer monitors and tests the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. Fees paid by the Fund for the year ended February 28, 2021 are disclosed in the Statement of Operations.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as the Fund’s Chief Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the year ended February 28, 2021 are disclosed in the Statement of Operations as chief financial officer fees.

13. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On March 31, 2021, the Fund paid distributions of $0.0589, $0.0562, $0.0601 and $0.0571 per share to shareholders of record on March 29, 2021 for Class A, Class C, Class I and Class T shares, respectively. The Fund completed a repurchase offer on April 22, 2021 which resulted in 5% of Fund shares being repurchased. At a special meeting of the Board held on April 26, 2021, the Board accepted the resignation of Jane Hong Shissler as Chief Compliance Officer and Secretary of the Fund effective on or about May 14, 2021. In conjunction with the resignation, the Board approved the appointment of Cory Gossard, an employee of PINE, as the new Chief Compliance Officer of the Fund and the appointment of Jake Schultz (formerly Assistant Secretary) as the new Secretary of the Fund.

Destra Multi-Alternative Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Destra Multi-Alternative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Destra Multi-Alternative Fund (the “Fund”) as of February 28, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended February 28, 2019, and prior, were audited by other auditors whose report dated April 26, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and underlying fund managers or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditors of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

April 29, 2021

Destra Multi-Alternative Fund
Additional Information
February 28, 2021 (Unaudited)

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting — Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling 844-9DESTRA (933-7872), or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (or its predecessor form, N-Q). The Fund’s Form N-PORT (or its predecessor form, N-Q) is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Corporate Dividends Received Deduction

For the year ended February 28, 2021, 4.26% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Multi-Alternative Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Multi-Alternative Fund designates income dividends of 4.26% as qualified dividend income paid during the year ended February 28, 2021.

Distributable Cash Flow

The table below has been included to provide additional insight in regards to distribution coverage metrics for the Fund, particularly in regards to how to differentiate between the tax components of distributions and the actual non-GAAP cash flows received from the Fund’s underlying investments. One of the advantages that the Fund is able to provide to investors is the tax characterizations of distributions received. For example, a portion of distributions received from REITs and certain partnerships are often treated as a non-taxable return of capital as an inherent structural advantage of the underlying investments. This allows for the deferral of tax consequences on certain distributions. As such, from a tax characterization, these are considered a “return of capital” but are, in actuality, still a cash inflow source received from the underlying investments. The table is specifically designed to better inform investors of the distributable cash flows received, and the distribution coverage they represent. For example, as can be seen below, for the year ended February 28, 2021, only 51% of distributions were represented by gross income as defined by the Fund’s Statement of Operations (tax-basis), but when factoring in the tax adjustments attributable to underlying investments, these total distributions, dividends and interest represented 62% of gross distributions made by the Fund. The table also includes additional lines for coverage when factoring in total net fees and expenses, as well as net realized gains and losses. This information is supplemental, unaudited, and is not inclusive of required financial disclosures (such as total expense ratio), and should be read in conjunction with the Fund’s full financial statements.

Destra Multi-Alternative Fund
Additional Information (continued)
February 28, 2021 (Unaudited)
	For the Year Ended February 28, 2021 (Unaudited)	For the Year Ended February 29, 2020 (Unaudited)
Gross Income Per Statement of Operations:	$3,485,331	$6,781,210
Tax Adjustments Attributable to Underlying Investments(1):	725,720	1,242,275
Total Distributions, Dividends and Interest from Underlying Investments:	4,211,051	8,023,485
Distributions to Shareholders:	$(6,820,127)	$(8,595,495)
Gross Distribution Coverage Ratio:	62%	93%
Total Net Fees and Expenses (breakdown)
Total Fees & Expenses:	$3,556,094	$4,730,491
Fees and Expenses Waived (added back):	(653,254)	(592,247)
Total Net Fees & Expenses:	2,902,840	4,138,244
Net Distributable Income:	$1,308,211	$3,885,241
Distribution Coverage Ratio Excluding Net Realized Gain/(Loss):	19%	45%
Net Realized Gain/(Loss):	$(3,262,459)	$8,024,130
Distribution Coverage Ratio Including Net Realized Gain/(Loss):	(29)%	139%

1      Tax adjustments attributable to REITs and other investments are adjustments to reflect the tax character of distributions received from underlying investments. Specifically, a portion of distributions received from REITs are often treated as non-taxable return of capital for book and tax purposes and distributions received from investments structured as partnerships are also treated as return of capital to the extent the distributions received exceed the income reported to the Fund on the Form K-1’s received from the underlying investments.

Results of the Special Meeting of Shareholders

The special meeting of the shareholders of the Destra Multi-Alternative Fund was held on December 31, 2020.

The matters voted on by the shareholders of record as of October 22, 2020 and the results of the vote at the shareholder meetings held December 31, 2020 are as follows:

1.     A proposal to approve a new investment sub-advisory agreement among the Fund, Destra Capital Advisors LLC (“Destra” or the “Adviser”) and Validus Growth Investors, LLC (“Validus”), as a result of a transaction pursuant to which the Fund’s current sub-adviser, Pinhook Capital, LLC, has been effectively consolidated with its investment adviser affiliate Validus Growth Investors, LLC (“Validus”), with Validus remaining as the surviving registrant (the “Sub-Adviser Transaction”).

Affirmative	Against	Abstain	Total
4,368,802	113,629	327,616	4,810,047

2.     A proposal to approve a new investment advisory agreement between the Fund and Destra, as a result of a transaction pursuant to which Destra Capital Management LLC (“DCM”), the parent company of Destra, has agreed to buy back all of Continuum Funds Holdings, LLC’s (“Continuum”) control features and equity stake in DCM (the “Adviser Transaction”).

Affirmative	Against	Abstain	Total
4,376,809	104,571	328,669	4,810,049

Destra Multi-Alternative Fund
Approval of Investment Management Agreements
February 28, 2021 (Unaudited)

Consideration and Approval of Proposed Advisory Agreement on October 15, 2020

At a meeting held on October 15, 2020, the Board of Trustees (the “Board” or the “Trustees”), including the Independent Trustees, unanimously approved an Investment Advisory Agreement between Destra Capital Advisors LLC (“Destra”) and the Destra Multi-Alternative Fund (the “Fund”) (the “Advisory Agreement”). The Advisory Agreement was considered in connection with a proposed change of control transaction involving Destra (the “Adviser Transaction”). The Adviser Transaction would result in termination of the current Investment Advisory Agreement between Destra and the Fund. As a result, closing of the Adviser Transaction was conditioned on Board approval and shareholder approval of the new Advisory Agreement.

The Board reviewed and discussed the written materials that were provided in advance of the meeting and deliberated on the approval of the Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement. In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

In evaluating whether to approve the Advisory Agreement, the Board considered the nature, extent and quality of services to be provided under the Advisory Agreement and Destra’s experience in providing similar management services to other registered investment companies. The Board also considered Destra’s ability to provide administrative, operational and other non-advisory services to the Fund and the financial condition of Destra, including its financial capacity to perform the services required under the Advisory Agreement. The Board reviewed information provided by Destra regarding various service provider arrangements and considered the ability of Destra to administer and oversee outside service providers to the Fund. In addition, the Board considered matters related to Destra’s compliance programs, its compliance history and its dealings with regulators. The Board also considered the fact that Destra intends to continue to engage Validus Growth Investors, LLC (“Validus”) as the Fund’s sub-adviser responsible for all trading, portfolio construction and investment operations.

The Board also considered the impact that the Adviser Transaction is likely to have on the nature, extent and quality of services to be provided by Destra to the Fund under the Advisory Agreement. In particular, the Board considered information provided by Destra which indicated that the Adviser Transaction is not expected to result in any change in the nature, extent and quality of services to be provided by Destra to the Fund.

Based on its review, the Board concluded that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Advisory Agreement were satisfactory.

Performance

The Board evaluated Fund performance during the one-year, three-year and five-year periods ended August 31, 2020 and from inception of the Fund through August 31, 2020 in light of its investment objectives. The Board considered various performance measures and characteristics of Fund performance relative to a peer group of funds with similar investment strategies.

The Board considered the total returns for an identified peer group of funds over periods of one year, three years, five years and since inception. There were a total of ten funds in the peer group during the one-year period, nine funds in the peer group in the three-year and five-year periods and five funds in the period since inception. All funds in the peer group are listed closed-end funds (“CEFs”) that were selected based on investment parameters and attributes that were deemed to be similar to the Fund. As of August 31, 2020, on a one-year total return basis, the Fund (net of fees and expenses) was the third of 10 performing funds in the identified peer group and during the three-year and five-year periods ended August 31, 2020 the Fund was the sixth of nine and eighth of nine performing funds in the identified peer group.

In evaluating Destra’s contribution to Fund performance, the Board considered the fact that a sub-adviser has been and will continue to be responsible for day-to-day management of the Fund. The Board concluded that the Adviser Transaction is not likely to impact performance of the Fund because the Fund is managed by a sub-advisor, the services required to be performed by Destra under the Advisory Agreement are identical to the services that Destra is required to perform under the current Investment Advisory Agreement and the Adviser Transaction is not expected to result in any change in the personnel or resources of Destra that are involved in the performance of services for the Fund. Based on its review, the Board concluded that Fund performance is acceptable for purposes of considering approval of the Advisory Agreement.

Destra Multi-Alternative Fund
Approval of Investment Management Agreements (continued)
February 28, 2021 (Unaudited)

Fees and Expenses

The Board reviewed and considered the contractual advisory fee rate to be paid by the Fund to Destra for services under the Advisory Agreement. The Board also reviewed and considered information regarding the Fund’s total expense ratio. The advisory fee rate and expense ratio for the Fund were compared against the advisory fee rate and expense ratio of a peer group over specified time periods. The peer group was comprised of other funds with similar investment strategies. The Board considered the management fee rate (based on managed assets), gross expense ratios, and expense ratios net of expense waivers for the identified peer group of nine funds as of each respective fund’s fiscal year-end. The Board noted that the Fund’s management fee, gross expense ratio and expense ratio net of expense waivers ranked sixth lowest out of ten, fifth lowest out of ten and third lowest out of ten, respectively.

The Board considered the fact that the new Advisory Agreement and current Investment Advisory Agreement contain identical fee structures, and that the Adviser Transaction is not expected to have any impact on the Fund’s expense ratio or operating expenses. The Board also considered the fact that, if the Advisory Agreement is approved, then Destra has agreed to enter into a new expense limitation and reimbursement agreement with the Fund on substantially the same terms and conditions as the current expense limitation and reimbursement agreement.

Based on its review, the Board concluded that the fees and expenses of the Fund are acceptable for purposes of considering approval of the Advisory Agreement.

Economies of Scale

The Board received and evaluated information regarding Destra’s potential to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. The Board noted that meaningful economies of scale will be realized only if there is significant growth in assets under management. The Board considered Destra’s expectations for growth in assets under management and the time frame in which such growth may occur. The Board concluded that economies of scale are currently not being realized and that it will consider the appropriateness of breakpoints in the advisory fee or other arrangements if Fund assets grow and Destra begins to realize economies of scale.

Cost of Services and Profitability

The Board considered an expense and profitability analysis provided by Destra with respect to its management of the Fund. The analysis covered the years ending December 31, 2020, 2021 and 2022. The Board evaluated Destra’s estimated profitability in each year of the three-year period and compared it against profit margins that have been found by courts to be reasonable under applicable securities laws. The Board noted that Destra’s expenses and profitability under the new Advisory Agreement are expected to be substantially the same as under the current Investment Advisory Agreement. Based on its evaluation, the Board concluded that Destra’s estimated profitability in managing the Fund is reasonable and not excessive.

Other Benefits to Destra

The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Destra or its affiliates as a result of their relationship with the Fund. The Board noted that Destra and its affiliates may derive reputational benefits and cross-selling opportunities from their association with the Fund that may lead to other investment management opportunities. The Board concluded that the fall-out benefits that may be received by Destra and its affiliates are reasonable.

Conclusion

In considering the new Advisory Agreement, the Board evaluated the factors and information described above, as well as information concerning Destra and the Fund that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Directors may have attributed different weights to various factors.

Based on its deliberations and analysis of the information provided, the entire Board, including all of the Independent Trustees, concluded that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation payable by the Fund is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Trustees, approved the Advisory Agreement and determined that it should be submitted for approval by Fund shareholders.

Destra Multi-Alternative Fund
Approval of Investment Management Agreements (continued)
February 28, 2021 (Unaudited)

Consideration and Approval of Renewal of Advisory Agreement on November 9, 2020

At a meeting held on November 9, 2020, the Board, including the Independent Trustees, unanimously approved the renewal of the current Investment Advisory Agreement (the “Current Advisory Agreement”) between Destra and the Fund.

As described above, on October 15, 2020 the Board approved a new Advisory Agreement in connection with a change of control of Destra. The new Advisory Agreement was also subject to shareholder approval. As a result, the Board considered renewal of the Current Advisory Agreement to ensure that it remains in effect pending shareholder approval of the new Advisory Agreement.

The Board reviewed and discussed the written materials that were provided in advance of the meeting and deliberated on the renewal of the Current Advisory Agreement. Those materials were substantially similar to the materials that had been provided to the Board in connection with its consideration of the new Advisory Agreement on October 15, 2020. As a result, the Board focused on the extent to which materials and information had changed or been updated since the October 15, 2020 meeting.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in renewing the Current Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Current Advisory Agreement. In considering renewal of the Current Advisory Agreement, the Board reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

In evaluating whether to renew the Current Advisory Agreement, the Board considered the nature, extent and quality of services to be provided under the Current Advisory Agreement and Destra’s experience in providing similar management services to other registered investment companies. The Board also considered Destra’s ability to provide administrative, operational and other non-advisory services to the Fund and the financial condition of Destra, including its financial capacity to perform the services required under the Current Advisory Agreement. The Board reviewed information provided by Destra regarding various service provider arrangements and considered the ability of Destra to administer and oversee outside service providers to the Fund. In addition, the Board considered matters related to Destra’s compliance programs, its compliance history and its dealings with regulators. The Board also considered the fact that Destra intends to continue to engage Validus as the Fund’s sub-adviser responsible for all trading, portfolio construction and investment operations.

Based on its review, the Board concluded that, overall, the nature, extent and quality of services to be provided to the Fund under the Current Advisory Agreement were satisfactory.

Performance

The Board evaluated Fund performance during the one-year, three-year and five-year periods ended August 31, 2020 and from inception of the Fund through August 31, 2020 in light of its investment objectives. The Board considered various performance measures and characteristics of Fund performance relative to a peer group of funds with similar investment strategies.

The Board considered the total returns for an identified peer group of funds over periods of one year, three years, five years and since inception. There were a total of ten funds in the peer group during the one-year period, nine funds in the peer group in the three-year and five-year periods and five funds in the period since inception. All funds in the peer group are listed closed-end funds (“CEFs”) that were selected based on investment parameters and attributes that were deemed to be similar to the Fund. As of August 31, 2020, on a one-year total return basis, the Fund (net of fees and expenses) was the third of 10 performing funds in the identified peer group and during the three-year and five-year periods ended August 31, 2020 the Fund was the sixth of nine and eighth of nine performing funds in the identified peer group. In evaluating Destra’s contribution to Fund performance, the Board considered the fact that a sub-adviser has been and will continue to be responsible for day-to-day management of the Fund.

Based on its review, the Board concluded that Fund performance is acceptable for purposes of considering renewal of the Current Advisory Agreement.

Destra Multi-Alternative Fund
Approval of Investment Management Agreements (continued)
February 28, 2021 (Unaudited)

Fees and Expenses

The Board reviewed and considered the contractual advisory fee rate to be paid by the Fund to Destra for services following renewal of the Current Advisory Agreement. The Board also reviewed and considered information regarding the Fund’s total expense ratio. The advisory fee rate and expense ratio for the Fund were compared against the advisory fee rate and expense ratio of a peer group over specified time periods. The peer group was comprised of other funds with similar investment strategies. The Board considered the management fee rate (based on managed assets), gross expense ratios, and expense ratios net of expense waivers for the identified peer group of nine funds as of each respective fund’s fiscal year-end. The Board noted that the Fund’s management fee, gross expense ratio and expense ratio net of expense waivers ranked sixth lowest out of ten, fifth lowest out of ten and third lowest out of ten, respectively.

Based on its review, the Board concluded that the fees and expenses of the Fund acceptable for purposes of considering renewal of the Current Advisory Agreement.

Economies of Scale

The Board received and evaluated information regarding Destra’s potential to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. The Board noted that meaningful economies of scale will be realized only if there is significant growth in assets under management. The Board considered Destra’s expectations for growth in assets under management and the time frame in which such growth may occur. The Board concluded that economies of scale are currently not being realized and that it will consider the appropriateness of breakpoints in the advisory fee or other arrangements if Fund assets grow and Destra begins to realize economies of scale.

Cost of Services and Profitability

The Board considered an expense and profitability analysis provided by Destra with respect to its management of the Fund. The analysis covered the years ending December 31, 2020, 2021 and 2022. The Board evaluated Destra’s estimated profitability in each year of the three-year period and compared it against profit margins that have been found by courts to be reasonable under applicable securities laws. Based on its evaluation, the Board concluded that Destra’s estimated profitability in managing the Fund is reasonable and not excessive.

Other Benefits to Destra

The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Destra or its affiliates as a result of their relationship with the Fund. The Board noted that Destra and its affiliates may derive reputational benefits and cross-selling opportunities from their association with the Fund that may lead to other investment management opportunities. The Board concluded that the fall-out benefits that may be received by Destra and its affiliates are reasonable.

Conclusion

In considering renewal of the Current Advisory Agreement, the Board evaluated the factors and information described above. In particular, the Board focused on the extent to which materials and information had been updated or changed since its meeting on October 15, 2020. The Board also considered information concerning Destra and the Fund that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Directors may have attributed different weights to various factors.

Based on its deliberations and analysis of the information provided, the entire Board, including all of the Independent Trustees, concluded that renewal of the Current Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation payable by the Fund is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Trustees, approved renewal of the Current Advisory Agreement.

Destra Multi-Alternative Fund
Trustees and Officers Information
February 28, 2021 (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees, one of whom is an “Interested Person” (as the term “Interested Person” is defined in the 1940 Act) and three of whom are not Interested Persons (referred to herein as “Independent Trustees” and together with the Interested Person, the “Trustees”). None of the Independent Trustees has ever been a Trustee, or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The identity of the Trustees and the Fund’s executive officers and biographical information as of February 28, 2021 is set forth below. The address for each Trustee is c/o Destra Multi-Alternative Fund, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	November 2018	Financial Advisor, self-employed, Red Earth Finance LLC (January 2018 to present), mortgage banker, The Mortgage Company (January 2018 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Michael S. Erickson Birth year: 1952	November 2018	Private Investor (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth year: 1966	November 2018	Retired (2014 to present).	4	None
Interested Trustee
Nicholas Dalmaso,(2) Chairman Birth year: 1965	November 2018

Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) ( 2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Offer (2014 – 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Advisory Services LLC (an investment advisor); Independent Director of Keno Kozie Associates (IT Consulting) (2016 - 2018).

			4	None

1      The Fund Complex consists of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, the Destra International & Event-Driven Credit Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

2      Mr. Dalmaso is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his former position with Destra Capital Management LLC and its subsidiaries.

Destra Multi-Alternative Fund
Trustees and Officers Information (continued)
February 28, 2021 (Unaudited)

The following persons serve as the Fund’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2018	Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to present).
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018

Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).

Jane Hong Shissler Birth year: 1972	Chief Compliance Officer and Secretary since 2018	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC (2015 to present); Partner (2012-2015), Chapman and Cutler LLP.
Marcie McVeigh Birth year: 1979	Assistant Treasurer since 2020*

Associate Director of CFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018).

Jake Schultz Birth year: 1996	Assistant Secretary since 2020*	Director, Product Management (2020 to present); Product Analyst (2018- 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC (2018 to present).

*   Appointed at a meeting of the Board held on August 27, 2020

The address for each executive officer is c/o Destra Multi-Alternative Fund, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 844-9DESTRA (933-7872), or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Destra Multi-Alternative Fund
Fund Information

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Chicago, IL
Jeffery S. Murphy
Nicholas Dalmaso*	Derek Mullins	Sub-Adviser
	Chief Financial Officer and Treasurer	Validus Growth Investors, LLC
San Diego, California
Jane Hong Shissler
	Chief Compliance Officer and Secretary	Distributor
* “Interested Person” of the Fund, as		Destra Capital Investments LLC
defined in the Investment Company	Marcie McVeigh	Chicago, IL
Act of 1940, as amended.	Assistant Treasurer
Administrator, Accounting Agent, and Transfer Agent
Jake Schultz
	Assistant Secretary	UMB Fund Services Inc.
Milwaukee, WI

Custodian
UMB Bank, n.a.
Kansas City, MO

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd Chicago, IL

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of the Fund?

• If your shares are held in a Brokerage Account, contact your respective Broker.

Item 1. Reports to Stockholders Continued.

(b) not applicable.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal year 2021 and fiscal year 2020 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended February 28, 2021	$48,000
Fiscal year ended February 29, 2020	$48,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended February 28, 2021	None
Fiscal year ended February 29, 2020	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended February 28, 2021	$9,000
Fiscal year ended February 29, 2020	$12,469

(d) All Other Fees.

Fiscal year ended February 28, 2021	None
Fiscal year ended February 29, 2020	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies of the Adviser are included as Appendix A.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

Aaron Rosen, CFA

Mr. Rosen is the Fund’s Co-Portfolio Manager and serves as a Managing Director at the Sub-Adviser. Mr. Rosen has been employed by the Sub-Adviser since November 2014, has served the Fund as Co-Portfolio Manager since October 2017, and is responsible for portfolio management and security selection, as well as due diligence, research, valuation, and sourcing of investments. Mr. Rosen also served as the Assistant Portfolio Manager for the Fund from January 2016 until October 2017, and Director of Due Diligence for Lucia Securities, LLC and held that role from November 2014 to September 2016. Prior to joining the Sub-Adviser, Mr. Rosen served as Senior Alternative Investment Analyst for AIG Advisor Group, focusing specifically on illiquid alternatives. Before that, Mr. Rosen served as the Senior Analyst for Irongate Capital Management, LLC, where he provided an extensive range of investment management services, including research and allocation decisions on investments for a family office. Mr. Rosen graduated magna cum laude from Honors Program of Boston University with a BSBA in Finance and a minor in Economics. He holds the Series 7, 63 and 65 licenses, and he holds the Chartered Financial Analyst (CFA) designation from the CFA Institute. Mr. Rosen was elected to the 2017-2020 Editorial Advisory Board of Real Assets Adviser magazine and is a member of Mensa.

Mark C. Scalzo

Mr. Scalzo, Chief Investment Officer and Managing Partner of the Sub-Adviser, is the Fund’s Co-Portfolio Manager. Mr. Scalzo has been employed by the Sub-Adviser since June 2014, has served the Fund since March 1, 2015 and is responsible for investment management, investment strategy creation, and research communications. Mr. Scalzo has served since November 2012 as Chief Investment Officer for, and a Managing Partner of, Validus Growth Investors, LLC, a registered investment adviser. Prior to joining the Sub-Adviser, Mr. Scalzo was Executive Vice President, Co-Portfolio Manager and Director of Research, from November 2008 to October 2012, for Aletheia Research & Management. Before that, he served as Group Vice President, Mergers & Acquisitions, for Fisher Asset Management, LLC, a registered investment adviser. Mr. Scalzo graduated cum laude from The Wharton School at the University of Pennsylvania with a B.S. in Economics. He holds the Series 65 (Investment Advisor Representative) license with Validus Growth Investors, LLC and FINRA Series 7, 24, 65, and 79 licenses.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of February 28, 2021, Aaron Rosen was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of February 28, 2021, Mark Scalzo was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$104,753,816	4	$2,167,957

Because Mr. Scalzo manages assets for other accounts (including institutional clients and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Advisor to the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(a)(3) Compensation Structure of Portfolio Manager(s)

Aaron Rosen and Mark Scalzo are compensated through a salary.

(a)(4) Disclosure of Securities Ownership

As of February 28, 2021, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Aaron Rosen	$0
Mark C. Scalzo	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a), Section 302 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b), Section 906 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Destra Multi-Alternative Fund

By (Signature and Title)

/s/ Robert Watson

Robert Watson

(Principal Executive Officer)

Date 5/07/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert Watson

Robert Watson

(Principal Executive Officer)

Date 5/07/21

By (Signature and Title)

/s/ Derek Mullins

Derek Mullins, Chief Financial Officer

(Principal Financial Officer)

Date 5/07/21

Appendix A

Destra Multi-Alternative Fund (the “Fund”)

Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting. The Board oversees voting policies and decisions for each Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board believes that the Sub-Adviser, which select the individual companies that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board defers to and relies on the Sub-Adviser to make decisions on casting proxy votes. The Adviser oversees the proxy voting policies and procedures and works with each Sub-Adviser to implement the policy.

Form N-PX/Annual Report of Proxy Voting Record

Form N-PX is used by investment companies to file reports with the SEC containing their proxy voting record for the most recent 12-month period ended June 30. Form N-PX must be filed not later than August 31 of each year. The following information must be collected for the Trust separately for each Fund in order to complete and file Form N-PX:

●	The name of the issuer of the Fund security;
●	The exchange ticker symbol of the Fund security;
●	The CUSIP number (may be omitted if it is not available through reasonably practicable means);
●	The shareholder meeting date;
●	A brief description of the matter voted on;
●	Whether the matter was proposed by the issuer or the security holder;
●	Whether the Fund cast its vote on the matter;
●	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)
●	Whether the Fund cast its vote for or against management

Compliance Process:

●	Destra has engaged Glass Lewis to record proxy votes elected by the Sub-Adviser
●	At the time a Fund manager votes proxies on behalf of a Fund, the Fund manager shall record the vote via Glass Lewis.
●	The Fund manager shall grant access to the CCO with respect to all proxy voting records.
●	At least 30 days prior to August 31, the CCO shall review appropriate proxy voting records as obtained by Glass Lewis or the Sub-Adviser.
●	The CCO or his/her designee shall compile all proxy voting records for the 12-month period ended June 30 and complete Form N-PX.
●	The completed Form N-PX shall be sent to the Administrator, who shall file Form N-PX with the SEC by August 30 of each year.

A-1